UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 2, 2002


                               MAYNARD OIL COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                       0-5704                 75-1362284
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)




         8080 N. Central Expressway, Suite 660, Dallas, Texas        75206
         (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: (214)891-8880

Item 5.           Other Events

                  On April 1, 2002, Registrant issued a press release reporting its fourth-quarter, year-end 2001 results and its continuing pursuit of strategic alternatives. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

                  (c)  Exhibits

                           Number No.                Description
                           ----------                -----------

                           99.1             Press release dated April 1, 2002.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MAYNARD OIL COMPANY


                                               By:      /s/ Linda K. Burgess
                                                  ------------------------------
                                                        Linda K. Burgess


Dated: April 2, 2002